                                                                    EXHIBIT 99.2

         UNAUDITED PROFORMA CONDENSED COMBINING BALANCE SHEET DATA
                              (In thousands)

                              EMusic.com     Cductive         Pro Forma
                             ------------- ------------- ----------------------
                             September 30, September 30,
                                 1999          1999      Adjustments   Combined
                             ------------- ------------- -----------   --------
                                                         (see note 5)
Assets
Current Assets:
  Cash.....................    $ 78,904       $   888      $   --      $ 79,792
  Accounts receivable......         168           --           --           168
  Prepaid expenses and
   other assets............       9,531            17          --         9,548
                               --------       -------      -------     --------
    Total current assets...      88,603           905          --        89,508
                               --------       -------      -------     --------
Property and equipment,
 net.......................       1,989           219                     2,208
Music content, net.........      11,746           239                    11,985
Trade names, net...........      22,397           --        35,867 (J)   58,264
Other intangible assets,
 net.......................         --            --           --
Other assets...............         430            73          --           503
                               --------       -------      -------     --------
    Total assets...........    $125,165       $ 1,436      $35,867     $162,468
                               --------       -------      -------     --------
Liabilities and
 Stockholders' Equity
Current Liabilities:
  Accounts payable.........    $    406       $   272      $   --      $    678
  Accrued liabilities......       1,829            28          100 (J)    1,957
  Accrued payroll and
   related benefits........         430           --           --           430
  Deferred revenue.........         --            --           --           --
  Dividends payable on
   preferred stock.........       1,061            92          --         1,153
  Current portion of long
   term debt...............         --             69          --            69
                               --------       -------      -------     --------
    Total current
     liabilities...........       3,726           461          100        4,287
                               --------       -------      -------     --------
Long term debt.............         --             60          --            60
Redeemable convertible
 preferred stock...........         --          1,217       (1,217)(K)      --
                               --------       -------      -------     --------
Total Liabilities..........       3,726         1,738       (1,117)       4,347
                               --------       -------      -------     --------
Stockholders' Equity
 (Deficit):
  Preferred Stock..........         --            --           --           --
  Common Stock.............          34             3           (3)(K)    2,170
                                                             2,136 (J)
  Additional paid-in            184,498         2,008       (2,008)(K)  219,044
   capital.................                                 34,546 (J)
Common stock to be issued..         --            --           --           --
  Deficit accumulated
   during the development
   stage...................     (63,093)       (2,313)       2,313 (K)  (63,093)
                               --------       -------      -------     --------
    Total stockholders'
     equity................     121,439          (302)      36,984      158,121
                               --------       -------      -------     --------
    Total liabilities and
     stockholders' equity..    $125,165       $ 1,436      $35,867     $162,468
                               ========       =======      =======     ========

                              (In thousands)

                                            Tunes.com        Pro Forma
                                          ------------- -----------------------
                                          September 30,
                                              1999      Adjustments    Combined
                                          ------------- -----------    --------
                                                        (see Note 5)
Assets
Current Assets:
  Cash...................................   $  7,528     $    --       $ 87,320
  Accounts receivable....................        882          --          1,050
  Prepaid expenses and other assets......      2,777          --         12,325
                                            --------     --------      --------
    Total current assets.................     11,187          --        100,695
                                            --------     --------      --------
Property and equipment, net..............      1,593          --          3,801
Music content, net.......................        --           --         11,985
Trade names, net.........................      1,423      137,933 (L)  $197,620
Other intangible assets, net.............      2,044       (2,044)(L)       --
Other assets.............................         52          --            555
                                            --------     --------      --------
    Total assets.........................   $ 16,299     $135,889      $314,656
                                            --------     --------      --------
Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable.......................   $  1,327          --          2,005
  Accrued liabilities....................      1,783        3,893 (L)     7,633
  Accrued payroll and related benefits...        537          --            967
  Deferred revenue.......................         96          --             96
  Dividends payable on preferred stock...        --           --          1,153
  Current portion of long term debt......        --           --             69
                                            --------     --------      --------
    Total current liabilities............      3,743        3,893        11,923
                                            --------     --------      --------
Long term debt...........................         82          --            142
Deferred tax liability...................        --         9,435 (L)     9,435
Redeemable convertible preferred stock...     43,135      (43,135)(M)       --
                                            --------     --------      --------
Total liabilities........................     46,960      (29,807)       21,500
                                            --------     --------      --------
Stockholders' Equity (Deficit):
Preferred Stock
  Common Stock...........................         15          (15)(M)     2,176
                                                                6 (L)
  Additional paid-in capital.............     10,673      (10,673)(M)   354,073
                                                          135,029 (L)
Common stock to be issued................         55          (55)(M)       --
  Deficit accumulated during the
   development stage.....................    (41,404)      41,404 (M)   (63,093)
                                            --------     --------      --------
    Total stockholders' equity...........    (30,661)     165,696       293,156
                                            --------     --------      --------
    Total liabilities and stockholders'
     equity..............................   $(16,299)    $135,889      $314,656
                                            ========     ========      ========

      UNAUDITED PROFORMA CONDENSED COMBINING STATEMENT OF OPERATIONS DATA

                  (In thousands except per share amounts)

                              EMusic.com     Cductive         Pro Forma
                             ------------- ------------- ----------------------
                             Three Months  Three Months
                                 Ended         Ended
                             September 30, September 30,
                                 1999          1999      Adjustments   Combined
                             ------------- ------------- -----------   --------
                                                          (see note
                                                             5)
Revenues...................    $    180       $   22       $   --      $    202
Cost of revenues...........          25           32           --            57
                               --------       ------       -------     --------
 Gross profit (loss).......         155          (10)          --           145
                               --------       ------       -------     --------
Operating expenses:
 Product development.......       6,011          226           --         6,237
 Selling and marketing.....       4,771          111           --         4,882
 General and
  administrative...........         812          531           --         1,343
 Amortization of trade
  names....................       2,283          --        $ 2,989 (B)    5,272
                               --------       ------       -------     --------
 Total operating expenses..      13,877          868         2,989       17,734
                               --------       ------       -------     --------
Operating loss.............     (13,722)        (878)       (2,989)     (17,589)
Interest and other income
 (expense), net............         203           (6)          --           197
                               --------       ------       -------     --------
Net income (loss)..........    $(13,519)      $ (884)      $(2,989)    $(17,392)
Accretion of Series B
 Preferred to redemption
 value.....................        (224)         --            --          (224)
Dividend on Series B
 Preferred Stock...........        (493)         --            --          (493)
                               --------       ------       -------     --------
Net loss applicable to
 common stockholders.......    $(14,236)      $ (884)       $2,989     $(18,109)
                               ========       ======       =======     ========
Net loss per share, basic
 and diluted...............    $  (1.09)                               $  (1.19)
                               ========                                ========
Weighted average common
 shares outstanding, basic
 and diluted...............      13,058                      2,136 (A)   15,194
                               ========                    =======     ========

                                             Tunes.com        Pro Forma
                                           ------------- ----------------------
                                           Three Months
                                               Ended
                                           September 30,
                                               1999      Adjustments   Combined
                                           ------------- -----------   --------
Revenues.................................     $ 1,305      $   --      $  1,507
Cost of revenues.........................       1,106         (340)(E)      823
                                              -------      -------     --------
 Gross profit (loss).....................         199          --           684
                                              -------      -------     --------
Operating expenses:
 Product development.....................       1,006          340 (E)    7,583
 Selling and marketing...................       4,343          --         9,225
 General and administrative..............       1,135          --         2,478
 Amortization of trade names.............         681        8,789 (D)   14,742
                                              -------      -------     --------
 Total operating expenses................       7,165        9,129       34,028
                                              -------      -------     --------
Operating loss...........................      (6,966)      (8,789)     (33,344)
Interest and other income (expense),
 net.....................................         126          --           323
                                              -------      -------     --------
Net income (loss)........................     $(6,840)     $(8,789)    $(33,021)
Accretion of Series B Preferred to
 redemption value........................         --           --          (224)
Dividend on Series B Preferred Stock.....         --           --          (493)
                                              -------      -------     --------
Net loss applicable to common
 stockholders............................     $ 6,840      $(8,789)    $(33,738)
                                              =======      =======     ========
Net loss per share, basic and diluted....                              $  (1.60)
                                                                       ========
Weighted average common shares
 outstanding, basic and diluted..........         --         5,892 (C)   21,086
                                              =======      =======     ========

                          See accompanying notes.

                  (In thousands except per share amounts)

                           EMusic.com
                          -------------     Creative          IUMA      Cductive.com
                          Twelve Months   Fulfillment         Nine         Twelve
                              Ended     Six Months Ended  Months Ended  Months Ended
                          June 30, 1999 January 31, 1999 April 30, 1999 June 30, 1999
                          ------------- ---------------- -------------- -------------
Revenues................    $     92          $103          $   299        $   105
Cost of revenues........          27            32              --             108
                            --------          ----          -------        -------
 Gross profit (loss)....          65            71              299             (3)
                            --------          ----          -------        -------
Operating expenses:
 Product development....      11,690            57              255            496
 Selling and marketing..         556           --               --             183
 General and
  administrative........       1,599            13            1,120            551
 Amortization of trade
  names.................       1,682           --               --             --
                            --------          ----          -------        -------
 Total operating
  expenses..............      15,527            70            1,375          1,230
                            --------          ----          -------        -------
Operating loss..........     (15,462)            1           (1,076)        (1,233)
Interest and other
 income (expense), net..         322           --               --             (14)
                            --------          ----          -------        -------
Net income (loss).......    $(15,140)         $  1          $(1,076)       $(1,247)
Accretion of Series A
 Preferred to redemption
 value..................         (25)          --               --             --
Beneficial conversion
 charge, Series A
 Preferred Stock........        (144)          --               --             --
Accretion of Series B
 Preferred to redemption
 value..................        (222)          --               --             --
Beneficial conversion
 charge, Series B
 Preferred Stock........     (31,577)          --               --             --
Dividend on Series B
 Preferred Stock........        (569)          --               --             --
                            --------          ----          -------        -------
Net loss applicable to
 common stockholders....    $(47,677)         $  1          $ 1,076         (1,247)
                            ========          ====          =======        =======
Net loss per share,
 basic and diluted......    $  (3.52)
                            ========
Weighted average common
 shares outstanding,
 basic and diluted......      13,564
                            ========

                                            Tunes.com
                                          Twelve Months
                                              Ended
                                          June 30, 1999 Adjustments    Combined
                                          ------------- -----------    ---------
                                                       (see Note 5)
Revenues................................    $  3,351     $    (50)(G)  $   3,900
Cost of revenues........................       4,008       (1,271)(H)      2,904
                                            --------     --------      ---------
 Gross profit (loss)....................        (657)       1,221          6,804
                                            --------     --------      ---------
Operating expenses:
 Product development....................       9,600        1,233 (H)     23,331
 Selling and marketing..................       6,055          --           6,794
 General and administrative.............       3,754          --           7,037
 Amortization of trade names............       2,836       50,849 (I)     55,367
                                            --------     --------      ---------
 Total operating expenses...............      22,245       52,082         92,529
                                            --------     --------      ---------
Operating loss..........................     (22,902)     (50,861)       (85,725)
Interest and other income (expense),
 net....................................         280          --             588
                                            --------     --------      ---------
Net income (loss).......................    $(22,622)    $(50,861)     $ (85,137)
Accretion of Series A Preferred to
 redemption value.......................         --           --             (25)
Beneficial conversion charge, Series A
 Preferred Stock........................         --           --            (144)
Accretion of Series B Preferred to
 redemption value.......................         --           --            (222)
Beneficial conversion charge, Series B
 Preferred Stock........................         --           --         (31,577)
Dividend on Series B Preferred Stock....         --           --            (569)
                                            --------     --------      ---------
 Net loss applicable to common
  stockholders..........................     (22,622)     (50,861)     $(117,674)
                                            ========     ========      ---------
Net loss per share, basic and diluted...                               $   (5.26)
                                                                       =========
Weighted average common shares
 outstanding, basic and diluted.........         --         8,806 (F)     22,370
                                            ========     ========      =========

                          See accompanying notes

      NOTES TO UNAUDITED PROFORMA CONDENSED COMBINING FINANCIAL DATA

  1. The preliminary allocation of the purchase price among the indentifiable tangible and intangible assets was based on a preliminary assessment of the fair market value of those assets. The Company is amortizing the intangible assets over their estimated useful life of three and ten years using the straight line method. For the purposes of the unaudited proforma condensed combining financial data we allocated 30% of intangible assets obtained through the acquisition of Tunes.com to Rollingstone.com, to be amortized over ten years. Rollingstone.com is a trade name that Tunes.com acquired pursuant to an agreement that has a life of ten years but contains provisions for a five year extension based on certain contingencies. The Company has engaged an independent valuations consultant to perform an allocation of the purchase price based on generally accepted valuation techniques. To the extent the purchase price is allocated to Rollingstone.com or a longer life is determined, the adjustment will be made to the amortization which could be material in amount. Any adjustments arising as a result of the valuation work will be recorded upon its completion.

  2. Below is a table of the estimated acquisition cost, estimated purchase price allocation and estimated amortization of intangible assets of Tunes.com and Cductive as of September 30, 1999 (in thousands):

                    September 30, 1999:                     Tunes.com Cductive
                    -------------------                     --------- --------
Estimated acquisition price:
  Value of securities issued............................... $135,035  $36,682
  Acquisition costs........................................    3,893      100
                                                            --------  -------
    Total acquisition costs................................  138,928   36,782
  Deferred tax liability...................................    9,435       --
                                                            --------  -------
    Total..................................................  148,363   36,782
                                                            ========  =======
Estimated purchase price allocation:
  Tangible net assets acquired............................. $  9,007  $   915
  Goodwill and other intangibles...........................  139,356   35,867
                                                            --------  -------
    Total..................................................  148,363   36,782
                                                            ========  =======
Estimated amortization (based on composite amortization
 period of approximately four years)
Annual..................................................... $ 35,156  $11,956
                                                            ========  =======

  The tangible net assets of Tunes.com and Cductive include cash, accounts receivable, other current assets and property and equipment net of liabilities. Liabilities include accounts payable and other accrued liabilities.

  3. The unaudited pro forma combined loss per share is based on the weighted average number of common and common equivalent shares of EMusic, 630,000 shares issued to Creative Fulfillment, 448,000 shares issued to IUMA, 2,136,000 shares issued to Cductive and 5,892,000 shares to be issued to Tunes.com for the three month period ended September 30, 1999 and the year ended June 30, 1999. The dilutive effect of stock options has been excluded since the unaudited pro forma condensed statement of operations results in a net loss for the three-months ended September 30, 1999 and the year ended June 30, 1999.

  The pro-forma combined basic and diluted loss per share information was determined as follows for the three-months ended September 30, 1999 (in thousands):

   EMusic shares used for net loss per share calculation............... 13,058
   EMusic shares issued for the acquisition of Cductive................  2,136
   EMusic shares issued for the acquisition of Tunes.com...............  5,892
                                                                        ------
   Pro forma combined EMusic shares used for loss per share
    calculation........................................................ 21,086
                                                                        ======

  The pro forma combined basic and diluted loss per share information was determined as follows for the year ended June 30, 1999 (in thousands):

   EMusic shares used for net loss per share calculation............... 13,564
   Adjustment to give full period effect of EMusic shares issued for
    Creative Fulfillment...............................................    367
   Adjustment to give full period effect of EMusic shares issued for
    acquisition of IUMA................................................    411
   EMusic shares issued for the acquisition of Cductive................  2,136
   EMusic shares issued for the acquisition of Tunes.com...............  5,892
                                                                        ------
   Pro forma combined EMusic shares used for loss per share
    calculation........................................................ 22,370
                                                                        ======

  4. These unaudited pro forma combined condensed financial statements reflect the issuance of 5,891,712 shares of EMusic common stock in exchange for all of the outstanding shares of common stock of Tunes.com as of September 30, 1999.

  The following table details the pro forma share issuance in connection with the acquisition as of September 30, 1999 (in thousands):

   Number of shares of EMusic common stock issued for Cductive net tangible assets....................................................  2,136
   Number of shares of EMusic common stock issued for Tunes.com net tangible assets....................................................  5,892
   Number of shares of EMusic common stock outstanding as of September
    30, 1999........................................................... 34,002
                                                                        ------
   Number of shares of EMusic common stock outstanding after the completion of acquisition.......................................... 42,030
                                                                        ======

  5. The following pro forma adjustments are reflected in the unaudited pro forma condensed combining financial information and are required to allocate the preliminary purchase price and acquisition costs to the net assets acquired from Creative Fulfillment, IUMA, Cductive and Tunes.com based on their fair value:

  Adjustments reflecting the acquisition of Cductive and Tunes.com for the three months ended September 30, 1999:

  (A) Reflects the issuance of 2,136,000 shares of Common Stock in exchange for all outstanding common shares of Cductive.

  (B) Reflects the amortization of intangible assets associated with the purchase of Cductive as if the acquisition was completed as of the beginning of each period presented. Amortization is over the estimated useful lives of the assets acquired of three years. Any adjustments arising as a result of the completion of valuation work to be performed by the independent valuation consultant, may have a material effect on the amortization for the period reported.

  (C) Reflects the issuance of 5,892,000 shares of Common Stock in exchange for all the outstanding common stock of Tunes.com.

  (D) Reflects the amortization of intangible assets associated with the purchase of Tunes.com as if the acquisition was completed as of the beginning of each period presented. Amortization is over the estimated useful lives of the assets acquired. Any adjustments arising as a result of the completion of valuation work to be performed by the independent valuation consultant, may have a material effect on the amortization for the period reported.

  (E) Reflects the adjustment to Tunes.com to conform expense classifications for reporting with respect to the allocation of expense to cost of revenues versus product development.

  Adjustments reflecting the acquisition of Creative Fulfillment, IUMA, Cductive and Tunes.com for the twelve months ended June 30, 1999:

  (F) Reflects the issuance of 367,000 shares for Creative Fulfillment, 411,000 shares for IUMA, 2,136,000 shares for Cductive and 5,892,000 shares for Tunes.com.

  (G) Reflects the elimination of inter-company development consulting revenue paid by EMusic.com to Creative Fulfillment.

  (H) Reflects the adjustment to Tunes.com to conform expense classifications for reporting and the elimination of expense related to inter-company development consulting revenue paid by EMusic.com to Creative Fulfillment.

  (I) Reflects the amortization of intangible assets associated with the purchase of Creative Fulfillment, IUMA, Cductive and Tunes.com as if the acquisition was completed as of July 1, 1998. Amortization for Cductive and Tunes.com is over the estimated useful lives of the assets acquired. Any adjustments arising as a result of the completion of valuation work to be performed by the independent valuations consultant, may have a material effect on the amortization for the period reported.

  Adjustments reflecting the acquisition of Cductive and Tunes.com on September 30, 1999:

  (J) Reflects the allocation of the Cductive purchase price of approximately $36,782,000, which consisted of the issuance of 2,136,000 shares of Common Stock valued at $14.85 per share, assumption of fully-vested warrants and options for 471,000 shares of Common Stock, net assets assumed of approximately $915,000 and direct acquisition related expenses of $100,000.

  (K) Reflects the elimination of Cductive's equity accounts.

  (L) Reflects the allocation of the Tunes.com purchase price of approximately $138,928,000, which consisted of the issuance of 5,892,000 shares of Common Stock valued at $14.29 per share, assumption of fully-vested warrants and options for 4,708,000 shares of Common Stock, net assets assumed of approximately $9,007,000 and direct acquisition related expenses of $3,893,000.

  (M) Reflects the elimination of Tunes.com's equity accounts.